Lifestyle Conservative Portfolio Class A, B and C Shares Prospectus
Supplement dated May 8, 2009 to the current Prospectus

The Annual operating expenses table, under the Investor costs section, for the fund is amended and restated as follows:

Annual operating expenses[3] (%)	Class A	Class B	Class C

Management fee[4]	0.04	0.04	0.04

Distribution and service (12b-1) fees	0.30	1.00	1.00

Other expenses	0.19	0.32	0.20

Acquired fund fees and expenses	0.77	0.77	0.77

Total fund operating expenses[5,6]	1.30	2.13	2.01

3 Expenses for the current fiscal year may be higher than the expenses shown if the fund’s assets decrease significantly from 2008 average net assets because certain fund expenses generally increase, and advisory breakpoints may not be achieved, as asset levels decrease.

4 The adviser intends to waive its advisory fee or reimburse the fund in an amount such that, with respect to such other assets, the sum of (i) the advisory fee paid by the fund to the adviser and (ii) the advisory fee paid by the underlying fund to and retained (after payment of any subadvisory fee) by the adviser or its affiliate, does not exceed an annual rate of 0.50% . See “Fund details – Management fees” for further information. Effective January 1, 2009, the adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred. For more information, see the Expense Limitation Agreement filed with the fund’s registration statement.

5 The Total fund operating expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies (i.e., underlying funds) (each, an Acquired fund). The Total fund operating expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the Financial highlights section, which does not include Acquired fund fees and expenses.

6 The adviser has agreed to contractually limit certain class specific expenses (includes 12b-1, transfer agent fees, service fees, blue sky fees, and printing and postage fees). These limits are as follows: 0.59% for Class A, 1.29% for Class B, and 1.29% for Class C. These expense reimbursements shall continue in effect until April 30, 2010. Effective January 1, 2009, the adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred. For more information, see the Expense Limitation Agreement filed with the fund’s registration statement.